Scout SM
Kansas
Tax-Exempt
Bond Fund


A no-load mutual fund
that seeks current income
exempt from regular federal
income tax and Kansas state
personal income taxes by
investing in municipal
bonds or debt instruments.


Quarterly Report
March 31, 1998



TO THE SHAREHOLDERS

The Scout Kansas Tax-Exempt Bond Fund was approved by the Securities and Exchange Commission on February 23, 1998.

On April 1, the assets of the former Kansas Common Tax-Exempt Bond Fund were merged into this new mutual fund, creating a fund of approximately $5,600,000 in total assets. The greater asset value will allow the Fund to purchase larger blocks of bonds and at a lower price, creating the potential for a higher yield for shareholders.

The new-issue calendar has been very active during the last 30 days for Kansas new bond issuance. The municipal borrowers are realizing lower interest rates and investors are receiving lower yields as a result. Municipalities that have been in the market since the inception of the Fund include (ratings in parentheses): City of Overland Park (Moody's Aaa/Standard & Poor's AAA); Sedgwick County (Aa1/AA); Kansas Department of Transportation (Aa2/AA); and Miami County Unified School District 367, Osawatomie (No Ratings).

Municipal yields have remained constant for the first quarter of 1998, and demand for tax-exempt income has kept pace with the supply of municipal bonds. For the second quarter, the supply of municipal bonds should be brisk as municipalities complete their borrowing for summer projects. The refunding of outstanding bonds also will continue as long as the U.S. Treasury 30-year bond stays in the 5.75% to 6.00% range.

We appreciate your participation in the Scout Kansas Tax-Exempt Bond Fund as part of your investment portfolio, and we welcome your comments and questions.

Sincerely,
/s/M. Kathryn Gellings
M. Kathryn Gellings

/s/Rex W. Matlack
Rex W. Matlack
UMB Investment Advisors


Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.

FINANCIAL STATEMENTS
Statement of Net Assets
March 31, 1998 (unaudited)
                                                                        Market
        Units   Description                                             Value
ALABAMA
	15,000	Columbia Alabama Industrial Dev. Board,
                Pollution Control Rev. (Alabama Power Co.),
                Series D,
                Var. Rate, due October 1, 2022                     $   15,000
KANSAS
	5,000	Eudora Kansas Water & Sewer Rev.,
                3.90% due October 1, 1999                               4,987
	5,000	Johnson County Kansas,
                Unified School District #231,
                Refinance & Improvement, Series A,
                4.35%, due October 1, 2005                              4,969
	5,000	Johnson County Kansas,
                Unified School District #512,
                Shawnee Mission, Series C,
                6.00%, due October 1, 2007                              5,125
	5,000	Junction City Kansas, Water & Sewer Rev.,
                Series A, 4.50%, due September 1, 2003                  5,063
	5,000	Kansas City Kansas, Series A,
                5.625%, due September 1, 2009                           5,294
	5,000	Kansas State Dept. of Transportation
                Highway Rev., 4.80%, due March 1, 2002                  5,131
	5,000	Kansas State Dev. Finance Auth.,
                Comprehensive Rehab Project Rev.,
                4.60%, due October 1, 2002                              5,087
	5,000	Kansas State Highway Rev., Series A,
                4.50%, due July, 1, 2003                                5,069
	5,000	Kansas State Turnpike Auth.,
                4.50%, due September 1, 2000                            5,062
	5,000	Leawood Kansas, Series A,
                5.00%, due September 1, 2002                            5,131
	5,000	Overland Park Kansas, Series B,
                5.20%, due September 1, 2002                            5,188
	5,000	Riley County Kansas, Series A,
                4.35%, due September 1, 2007                            4,938
	5,000	Riley County Kansas,
                Unified School District #383,
                4.70%, due November 1, 2003                             5,125
	5,000	Sedgwick County Kansas, Series B,
                4.20%, due August 1, 1999                               5,031
	5,000	Sedgwick County Kansas #260,
                4.60%, due October 1, 2010                              4,931
	5,000	Topeka Kansas, Series A,
                5.25%, due August 15, 2011                              5,113
                                                                       81,244
TOTAL INVESTMENTS - 24.55%                                        $    96,244

Other assets less liabilities - 75.45%                                295,769

TOTAL NET ASSETS - 100.00%
		(equivalent to $9.95 per share;
                10,000,000 shares of $1.00 par value
		capital shares authorized;
                39,412 shares outstanding)                        $   392,013



BASIS OF DETERMINING MARKET VALUE. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques. Short-term obligations are valued at amortized cost.

This report has been prepared for the information of the Shareholders of Scout Kansas Tax-Exempt Bond Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



Board of Directors
and Officers

Board of Directors
  Larry D. Armel
  William E. Hoffman, D.D.S.
  Eric T. Jager
  Stephen F. Rose
  Stuart Wien

Officers
  Larry D. Armel, President
  P. Bradley Adams, Vice President & Treasurer
  Michael A. Brummel, Vice President
  Martin A. Cramer, Vice President & Secretary
  John G. Dyer, Vice President
  Constance E. Martin, Vice President

Investment Counsel
  UMB Bank, n.a., Kansas City, Missouri

Auditors
  Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
  Stradley, Ronon, Stevens & Young,
  Philadelphia, Pennsylvania
  John G. Dyer, Kansas City, Missouri

Custodian
  UMB Bank, n.a., Kansas City, Missouri


Jones & Babson
Mutual Funds
P.O. Box 410498
Kansas City, MO 64141-0498
TOLL-FREE (800) 996-2862
www.umb.com

JB154A                                  5/98